[The American Funds Group(r)]

EuroPacific Growth Fund

2000 Annual Report
for the year ended March 31

Seeing the World From Home

[globe]
[photo of field with city signs]

EuroPacific Growth Fund(r)

EuroPacific Growth Fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. More than half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EuroPacific is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

[world map in background]

A Look at the Fund's Results
(through March 31, 2000, with all distributions reinvested)

                                       Cumulative               Average annual
                                       return                   compound return
One year                               +54.3%                   -
Five years                             +180.5                   +22.9%
Ten years                              +368.2                   +16.7
Lifetime (since April 16, 1984)        +1,328.4                 +18.1

EuroPacific Ranked First Over its Lifetime
Throughout its lifetime, EuroPacific's results have compared very favorably with other funds in its universe. Here is how the fund ranked among international funds over several periods:

One year                      144th of 643 funds (top 23%)
Five years                    24th of 254 funds (top 10%)
Ten years                     1st of 44 funds (top 3%)
Lifetime                      1st of 14 funds (top 8%)

Source: Lipper Inc. Rankings are based on total returns as of March 31, 2000, and do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. There are two ways to invest in this fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[Begin Caption]
About our cover: Mexico, Missouri, is home to Ron Ray and Mark Auwarter, two of the shareholders featured in the article that begins on page 6. Nearby Auxvasse (pronounced "aw-vahs") was named by early French explorers.
[End Caption]

International Investing
The 25-Year Record

1975             1976            1977             1978            1979
+36%             +23%            -8%              +6%             +14%
+37%             +4%             +19%             +34%            +6%

1980             1981            1982             1983            1984
+30%             -4%             +22%             +22%            +6%
+24%             -1%             -1%              +25%            +8%

1985             1986            1987             1988            1989
+33%             +18%            +4%              +16%            +31%
+57%             +70%            +25%             +29%            +11%

1990             1991            1992             1993            1994
-2%              +31%            +7%              +10%            +2%
-23%             +12%            -12%             +33%            +8%

1995             1996            1997             1998            1999
+38%             +24%            +34%             +31%            +22%
+12%             +6%             +2%              +20%            +27%

These figures, based on U.S. dollars, are for calendar years and include reinvestment of dividends.

Source: Morgan Stanley Capital International.

[Begin Caption]
U.S. Stock Market
[US flag]
All Major Stock Markets Outside North America
[globe]
The percentages on the top lines represent the U.S. stock market; the lower lines are for all major stock markets outside North America.
[End Caption]

This chart, which has appeared in most annual reports for EuroPacific Growth Fund, shows that stock markets outside North America have done better than the U.S. market in 13 of the past 25 calendar years.

Over the entire period, the Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America, gained 3,724% (an average of 15.7% a year), while the MSCI U.S. Index rose 5,074% (an average of 17.1% a year). Both indexes are unmanaged; figures include reinvestment of dividends.

While the U.S. stock market has been exceptionally strong in recent years, we are convinced that investing outside the United States makes sense over the long term. We also know that negotiating the unfamiliar terrain of international markets can be especially challenging. That is why so many people choose to invest overseas through actively managed mutual funds such as EuroPacific Growth Fund. Over the years, EuroPacific's investment professionals have helped shareholders participate in opportunities for growth, avoid potential pitfalls and achieve consistently attractive long-term returns.

[globe]

EuroPacific Growth Fund

Fellow Shareholders:

International equity markets roared ahead during fiscal 2000, fueled by Asia's rapid turnaround and a worldwide boom in technology stocks. EuroPacific Growth Fund participated fully in the rally, recording its second-highest fiscal-year return since beginning operations nearly 16 years ago.

Over the 12 months ended March 31, the value of your investment rose a remarkable 54.3%, assuming you reinvested capital gain distributions totaling $1.39 a share and income dividends totaling 29 cents a share that were paid during the year.

The fund's gain was well ahead of relevant benchmarks. The unmanaged Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index was up 25.4% on a reinvested basis; the index measures 20 markets outside the United States. EuroPacific also appreciably outpaced the 39.8% average return of the 643 international funds tracked by Lipper Inc.

These latest results bring EuroPacific's total return since beginning operations in April 1984 to 1,328.4% - an average compound return of 18.1% a year. By comparison, the EAFE Index had an average annual compound return of 14.8% over the same time frame, while the average international fund increased 14.3%. EuroPacific's strong showing once again placed it first among all 14 U.S.-based international funds in existence throughout its lifetime; it has held this number one position for the past 10 consecutive fiscal years.

A Twin-Engine Rally

Renewed vigor in many of the world's economies helped jumpstart the rebound in global stock markets during the year, with Asia taking center stage. Although the region's recovery is still far from secure, investors were encouraged by corporate restructuring efforts and government commitments to enforce accountability, particularly within their banking systems. In Japan, a strengthening in the currency helped boost returns for U.S. investors; stock prices rose 26% in yen, but 45% when translated into dollars.(1) Elsewhere in Asia, stock prices bounced back smartly-in Taiwan (+58%), South Korea (+74%) and Hong Kong (+50%), with the greatest gains coming from technology-related issues.

(1) Country returns are based on MSCI indexes for the year ended March 31, 2000, expressed in dollar terms and assume reinvestment of dividends.

The enthusiasm for technology stocks was not confined to Asia. By autumn, investors worldwide had begun to narrow their focus onto so-called "new economy" sectors, touching off a global boom in technology, media and telecommunications stocks. In Europe, for example, concerns earlier in the year about the pace of economic growth and the weakening of the euro gave way to a flurry of merger activity and zeal for all things Internet-related. Beneficiaries included such innovators in wireless technology as Ericsson (+284%) and Nokia (+169%), based in Sweden and Finland, respectively; French media conglomerate CANAL+ (+201%); and Vodafone AirTouch (+48%) of the U.K. The latter won a well-publicized bid for Germany's Mannesmann, the fund's largest holding at the time; Mannesmann rose strongly as well. In the U.S., meanwhile, a frenzy for "dot-coms" sent technology stocks soaring, but not without considerable volatility.

Research Got Us There Early

As we have frequently mentioned in these reports, EuroPacific's investment focus has always been set squarely on the long-term prospects of individual companies, not regions or industries. While the benefits of this emphasis may be more apparent when markets are flat or retreating, good stock selection helped the fund achieve superior results even in this robust market environment.

Our approach in Asia is a telling illustration of the advantage of research, the cornerstone of the investment philosophy of Capital Research and Management Company, adviser for EuroPacific and all of the American Funds. Based on the recommendations of the fund's research analysts, we began increasing our exposure to Asian technology companies early on, when stock prices were still quite low. We invested selectively, concentrating on nimble, mid-sized companies that supply component parts to larger manufacturers. That strategy paid off handsomely during the period. Holdings such as Murata (+356%), Samsung Electronics (+291%), Rohm (+190%) and Taiwan Semiconductor Manufacturing (+164%) had a strong impact on overall returns. As of March 31, these were among the fund's largest holdings.

Telecommunications-related issues, which account for nearly one fifth of net assets, were also an area of strength - and another demonstration of our long-term, research-driven approach. We have been enthusiastic about the sector for some time; in most cases, we began building positions well before other investors recognized the potential. Over the years, telecom holdings have been an important factor in EuroPacific's success, and this latest fiscal period was no exception: In addition to Vodafone AirTouch, notable gainers during the year were such long-time holdings as SK Telecom (+230%) of South Korea, KPN (+188%) of the Netherlands and Telefonos de Mexico (+105%).

Weakness Among Pharmaceuticals

Given the broad strength of the portfolio, there were few missteps. Still, rising interest rates hurt a number of banks and utility holdings. European pharmaceutical companies also fared poorly, a result of concerns about proposed health care reforms in the U.S. AstraZeneca, the recently merged entity based in the U.K. and a large holding, declined 14% in price, as did Glaxo Wellcome; Novartis fell 16%. That said, pharmaceuticals have proven to be excellent long-term holdings; going forward, innovative companies should continue to provide good returns. In the case of AstraZeneca, we used the decline to add to our position.

[Begin Sidebar]
Where the Fund's Assets Were Invested
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                         EuroPacific                                  EAFE Index*
                         Growth Fund
                         (3/31/2000)              (3/31/1999)         (3/31/2000)
Europe
United Kingdom           17.6%                    15.4%               19.9%
France                   5.1                      5.6                 10.6
Germany                  4.6                      7.0                 9.5
Netherlands              3.5                      4.8                 5.0
Sweden                   3.4                      5.5                 3.2
Italy                    3.1                      4.4                 4.1
Finland                  2.2                      2.6                 3.3
Ireland                  1.5                      .9                  .4
Switzerland              1.3                      3.2                 5.3
Norway                   .8                       1.1                 .4
Spain                    .7                       .8                  2.8
Denmark                  .5                       .9                  .8
Other Europe             1.1                      .6                  1.4
                         45.4                     52.8                66.7

Pacific Basin
Asia
Japan                    23.2                     13.9                27.8
South Korea              4.5                      1.4                 -
Australia                4.1                      6.1                 2.3
Taiwan                   4.0                      1.4                 -
Hong Kong                .7                       1.4                 2.3
Philippines              .3                       1.0                 -
Other Asia               .7                       .8                  .9

The Americas
Canada                   3.3                      4.0                 -
Mexico                   3.1                      3.1                 -
Other Americas           .2                       .5                  -
                         44.1                     33.6                33.3
Other
Brazil                   .6                       1.1                 -
South Africa             .5                       .9                  -
India                    .5                       .5                  -
Other Countries          1.1                      1.7                 -
                         2.7                      4.2                 -

Cash & Equivalents       7.8                      9.4                 -

Total                    100.0%                   100.0%              100.0%

*Weighted by market capitalization.
[End Sidebar]

Broad Diversification

As the list of holdings beginning on page 16 makes clear, a focus on individual companies leads to broad diversification. On March 31, EuroPacific held stocks of 289 companies based in 37 countries. In keeping with its name, 45% of net assets were invested in European companies, with roughly the same percentage in the Pacific Basin. The fund's Japanese exposure, 23% of net assets, has almost doubled since last year - thanks to the combination of rising stock prices, currency appreciation and new investments. A portion of the portfolio is invested in developing markets such as Mexico, South Korea and India. Cash and equivalents account for nearly 8% of net assets.

Exceptional Growth

As of March 31, EuroPacific's net assets stood at over $38 billion, an increase of more than 75% from a year earlier. Capital appreciation accounts for a large portion of that growth, but we are also pleased to welcome the many new shareholders who have joined us. Shareholder accounts number roughly one million and consist of a diverse group of individuals, foundations and corporate retirement plans.

An important benefit of growth is that economies of scale make owning your fund an exceptional value. As the table on page 39 shows, EuroPacific's A-share annual expense ratio has generally trended downward, to 0.84% in fiscal 2000, or just $84 for every $10,000 invested. That is less than half of the 1.69% average expense ratio for international equity funds, as measured by Lipper Inc. The fund's low turnover rate (the rate at which securities are bought and sold) of 29% is also helping keep transaction costs down.

Looking Ahead

While a 12-month return of 54% is most welcome, it almost goes without saying that we would not expect another gain of this magnitude any time soon. Indeed, the level of speculative froth we are seeing in many sectors of the market suggests caution as we move forward. Stock prices have become more volatile and less tolerant of profit disappointments. Rising interest rates in the U.S. and Europe may also contribute to the uncertainty. Already, U.S. stock markets have pulled back sharply, and international markets have followed suit.

Longer term, we remain enthusiastic about the prospects for solid, well-managed companies around the world. Economies are growing and inflation seems well-controlled. Technology has begun to fulfill its promise on a global scale, linking businesses and clients more profitably and efficiently than ever before. International investment opportunities abound, and they will likely emerge from unexpected quarters. As we comb the globe to find the best of them, we look forward to tapping their potential on your behalf.

Finally, please note that in March, the Board of Trustees approved a proposal to eliminate the June dividend distribution. Dividends and capital gains will now be distributed once a year, in December, a move that should have record-keeping and cost-saving benefits for shareholders. We look forward to reporting to you again six months from now.

Cordially,
[signature]                     [signature]
Gina Despres                    Mark Denning
Chairman of the Board           President
May 12, 2000

The Value of a Long-Term Perspective

[globe]

How a $10,000 Investment has Grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.

1985  Iran/Iraq tensions escalate
1986  Sweeping changes in the Soviet Union
1987  Bombing of Libya
1988  Global stock market collapse
1989  Eastern European uprising
1990  Tiananmen Square massacre
1991  Persian Gulf War
1992  USSR disintegrates
1993  European currency crisis
1994  Mexican peso devalued
1995  Barings Bank scandal
1996  Israeli Prime Minister assassinated
1997  Japanese banking crisis
1998  Asian "flu"
1999  Balkan conflict
2000  "dot-com"  frenzy

$134,652 (1)(2)EuroPacific
Growth Fund
with dividends
reinvested

$90,773(3)
MSCI EAFE Index,
with dividends
reinvested

$16,596(4)
Consumer Price
Index (inflation)

$10,000(1)
original
investment



Year Ended March 31               1985*       1986        1987        1988        1989        1990        1991        1992

Total Value Dividends             $69         35          118         491         316         527         656         611
Reinvested

Value at Year-End(1)              $9,948      15,368      19,827      21,437      24,586      28,762      31,381      35,057

EuroPacific's Total Return        -0.5%       54.5        29.0        8.1         14.7        17.0        9.1         11.7



Year Ended March 31               1993        1994        1995        1996        1997        1998        1999        2000

Total Value Dividends             538         515         716         1,132       1,063       1,156       992         842
Reinvested

Value at Year-End(1)              37,754      47,670      48,007      57,533      66,672      80,656      87,258      134,652

EuroPacific's Total Return        7.7         26.3        0.7         19.8        15.9        21.0        8.2         54.3


Average annual
compound rate of
return for fund's
lifetime:
17.7%(1) (2)

Average Annual Compound Returns
 (based on a $1,000 investment for periods ended March 31, 2000, with all distributions reinvested)

Class A Shares(1)
Ten Years                              +16.00%
Five Years                             +21.47%
One Year                               +45.46%

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period.

* For the period April 16, 1984 (when the fund began operations) through March 31, 1985.

(1) Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988.
No adjustment has been made for income or capital gains taxes.
(2) Includes reinvested dividends of $9,777 and reinvested capital gain distributions of $23,632.
(3) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) Begins April 30, 1984. Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

EuroPacific Growth Fund
Seeing the World From Home

[globe]
[photo of couple in Italy, Texas]
[photo of family in Mexico, Missouri]
[photo of family in China, Michigan]

EuroPacific's International Perspective

As a member of EuroPacific Growth Fund's large shareholder family, you are part owner of nearly 300 companies based outside the United States, encompassing more than 35 countries and dozens of industries. That ownership stake opens the door to some of the most promising growth opportunities the world has to offer.

For most shareholders, proof that investing overseas makes sense can be found right in their own backyards. Some of the world's most successful companies are headquartered outside the U.S., but do a meaningful portion of their business in this country - household names such as Sony, Ericsson, Nestle, Volvo and News Corp., as well as others that may be less familiar, such as AstraZeneca, Rohm, Acer and ABN AMRO, to name just a few.

[Begin Caption]
Albert & Eva Garcia
Italy, Texas
Ron Ray & Mark Auwarter
Mexico, Missouri
James & Christine Shepherd
China, Michigan
[End Caption]

Today, even such "apple-pie" businesses as Westinghouse, Chrysler, and TransAmerica are foreign-owned-by Siemens, DaimlerChrysler and AEGON, respectively-the result of a growing trend in cross-border acquisitions. As consumers, EuroPacific shareholders may contribute to the revenues of these and other companies in which they share profits.

These are only details in a much more elaborate picture. There are more than 20,000 companies listed on exchanges outside the United States, representing some 52% of the world's equity market capitalization. They range from local firms to global giants doing business around the world. EuroPacific has the flexibility to invest in any of them.

Of course, not every stock makes a sensible investment. The fund's investment professionals build the portfolio one security at a time, carefully sifting through this vast pool to find companies with solid fundamentals and attractive prospects for growth - at reasonable prices. The fund's investment adviser, Capital Research and Management Company, operates research bases out of nine cities, including two in Europe and three in Asia. This far-flung network comprises more than 100 analysts and portfolio counselors who conduct thousands of visits a year to identify companies' potential value as long-term investments. It is a prodigious effort, but one that has had measurable rewards for EuroPacific shareholders.

On the following pages, we invite you to meet a few of your fellow investors. These men and women have unusual "international" characteristics: Albert and Eva Garcia hail from Italy; Ron Ray and Mark Auwarter run a business in Mexico; and Jim and Christine Shepherd are raising their three daughters in China. As it happens, Italy, Mexico and China are located in Texas, Missouri and Michigan, respectively, but even in these small American towns, the benefits of international investing-and EuroPacific's long-term, research-driven investment approach-are readily apparent.
[three city signs indicating population]

At Home in Italy, Texas

[globe]
[photo of family in field in Italy, Texas]

[Begin Caption]
Three generations of the Garcia family. Clockwise from the top are Diego, Davee, Albert, Eva and baby Eli.
[End Caption]

[Begin Sidebar]
[photo of man in field]
Investing in Italy (the country)
With the advent of a common European currency and the push toward economic convergence, Italy and other countries in the European Union face new challenges - and compelling opportunities. Businesses are being forced to restructure, consolidate and cut costs to thrive in a marketplace that may one day rival the U.S. in size. "Interestingly, as European companies transform themselves, they are validating the essence of our research approach," observes Mark Denning, EuroPacific's president and a portfolio counselor. "Companies are finally positioning themselves the way we've always seen them - in a global context, rather than Italian, French or British." The fund's largest Italian holding, Telecom Italia, has gained a strong foothold in Europe by being technologically innovative. Its mobile phone subsidiary, for example, was one of the first to offer prepaid phone cards for wireless handsets.
[End Sidebar]

Albert and Eva Garcia

Friday night is football night in Italy, as it is throughout Texas in the fall. Virtually everyone turns out to watch the local team, the Gladiators, play. Legend has it that this tiny city of 400 or so families - pronounced "It'lee" by residents - was named back in the 1870s by a well-traveled postmaster.

Albert and Eva Garcia moved to Italy more than 20 years ago, when their children were small. They are unflagging boosters of the place. "There's a real sense of belonging here," says Eva. "Everyone knows who you are, and we really look out for each other." She commutes 30 miles daily to her job at a large hotel in Dallas. Albert, who had a long career as a ranch manager, now works as a loan officer at a bank; he also tends to his and Eva's 400-acre spread. Their eldest son, Albert, Jr., lives in Italy as well, with his wife, Davee, and their baby, Eli. Diego, their younger son, is a sophomore at Texas A&M University, studying agribusiness; he plans to return to Italy after graduation to help run the family ranch.

[city sign of Italy showing population]

Having seen their parents struggle financially through their later years, Albert and Eva were determined to build a secure retirement for themselves. Their financial adviser suggested they make EuroPacific an important piece of that plan. He explained that because markets in different countries don't always move in sync, international diversification could help enhance overall returns and reduce volatility. EuroPacific represents about 15% of the Garcia's mutual fund portfolio.

Albert has always believed in not putting all his eggs in one basket. He had already been diversifying his assets in real estate for many years. He began buying property in the early 1980's, when a recession depressed housing prices. Convinced that an economic turnaround would attract people back to the area, he took out loans to buy and refurbish vacant homes. "It was difficult at times," he acknowledged. "I didn't expect to get paid back for many years, but I felt sure that eventually those properties would pay for themselves many times over." Albert's patience has paid off: Italy is experiencing the greatest boom in its history, and there are no vacant homes in town.

Patience and an emphasis on value are fundamental characteristics of EuroPacific's investment approach as well. Instead of chasing after market fads, the fund's investment professionals invest in securities with attractive prospects for growth - and then hold on to them for the long term. That approach has served shareholders such as the Garcias very well over the years.

At Home in Mexico, Missouri

[globe]
[photo of two men on chairs in park]
[smaller photo of two men in shopping center]

[Begin Caption]
Ron Ray (left) and Mark Auwarter
test some of their merchandise.
[End Caption]

[Begin Sidebar]
Investing in Mexico (the country)
[photo of two men and two children in shopping center]
Mexico's fortunes have long been linked to the vagaries of the economy in the U.S., its biggest trading partner. Today, Mexico is also relying on its own strengths: Its economy is recovering from a long recession, unemployment is dropping, consumer demand is up and the peso has stabilized. That should bode well for Mexican businesses, notes Rob Lovelace, a portfolio counselor who began covering the country in 1985 as an analyst. "The most successful companies," he says, "will build on the strength of their domestic business and expand well beyond Mexico." He cites as an example Telefonos de Mexico, the country's dominant phone service provider, which is forging a Pan-American network with partners in Guatemala, Brazil and the U.S. Telmex, as it is known, is the fund's largest Mexican holding; it has been in the portfolio almost continuously since 1989, when the government began privatizing the company. [End Sidebar]

Ron Ray and Mark Auwarter

Like many American cities, Mexico, Missouri, is enjoying an economic resurgence. Once known primarily for its firebrick production and world-class saddle-horse breeding, Mexico is home today to industries as diverse - and international - as pharmaceuticals, manufacturing and fiber optics. Mark Auwarter and Ron Ray, partners in a large furniture and appliance store in Mexico, are benefiting from the renaissance. The two men began working together in 1994, and have become good friends, with children close in age. (Logan and Hayley are pictured above).

Of course, economic booms can't last forever. Mark and Ron know that cultivating client loyalty is a top priority for keeping their business on track. "This is a small community, and word gets around pretty fast," Mark says. "If a shoddy sofa pops a spring six months or even a year after I sell it, I haven't done my job well." More than anything, he realizes, their success will depend on building strong long-term relationships and choosing product lines they know well and trust.

[city sign of Mexico indicating population]

It's a strategy that meshes nicely with EuroPacific's own investment style. "Because we do our homework so carefully, we tend to hold securities in the portfolio longer than many funds," says Rob Lovelace, a portfolio counselor based in Los Angeles. "Research not only gives us the ammunition to buy a stock other investors are uncertain about, it also supports the conviction to stick with it when others might be fleeing." The stocks in EuroPacific's portfolio are held 3.4 years on average, compared with 1.3 years for the average international fund.*

*Source: Lipper Inc., for the year ended March 31, 2000.

Neither Mark nor Ron plans to retire for several decades - both are in their 30s - but they are getting an early start on building for the future by investing in EuroPacific and several other American Funds. (Mark invests through the store's SIMPLE IRA plan.) The partners devote the bulk of their resources to developing their business; they have deferred taking cash bonuses for the time being, choosing to reap potentially greater benefits down the line by being patient and investing for growth.

They also need no convincing about the merits of investing in markets outside the U.S. "International companies touch our lives every day," explains Ron. "Frigidaire, for example, is a U.S. company, but some of its built-in products are made in Canada. And quite a few of the American furniture lines we carry produce their goods in Thailand, Singapore, Indonesia - and, yes, in Mexico."

At Home in China, Michigan

[globe]

[Begin Caption]
Jim and Chris Shepherd, with daughters Libby (left) and Kathryn.
[End Caption]

[photo of man on horse with lady and three children in field with house in background]

[Begin Sidebar]
Investing in China (the country)
[photo of family by tree with tire swing]
Although EuroPacific's Chinese holdings are minimal, the fund benefits from China's enormous potential by investing in global companies that have made significant inroads in its consumer market. "From an investment standpoint, Chinese markets are still too risky," explains Alwyn Heong, a portfolio counselor who follows China. "Trading is poorly regulated, and foreign investors often face severe liquidity problems. More fundamentally, we haven't found Chinese companies we consider appropriate for the fund." (The Hong Kong market still trades separately.) However, Ericsson, a large fund holding, derives 15% of its revenues from China, where it is the largest supplier of mobile phones. Similarly, News Corp., through its majority stake in Star TV, supplies programming to more than 50 million Chinese homes. Other holdings with a major Chinese presence include: Minebea, a ball bearing manufacturer; Hon Hai, which makes mobile phone connectors; and consumer companies Fuji Photo and Foster's.
[End Sidebar]

James and Christine Shepherd

The bucolic landscape of China, Michigan is punctuated by picturesque silos, well-tended fields and the occasional cow grazing by the roadside. Named by a settler nostalgic for his boyhood home - in China, Maine - the town lies between the bottom tip of Lake Huron and Detroit, America's automobile capital.

Jim Shepherd runs a Lincoln-Mercury dealership, in fact, in nearby Richmond. The business was founded some 50 years ago by his father and uncle, when Studebakers and Packards filled the lot. Today, Jim and his family live on a sprawling farm in China, equipped with a pond for swimming and skating, hay and bean fields and a stable for their three horses. His wife, Chris, until recently a school teacher, now has her hands full chasing after the couple's three lively daughters, Kathryn, Libby and Madeline - ages five, three and one, respectively.

[town sign for China indicating population]

Six years ago, Jim set up a Simplified Employee Pension (SEP) plan for the dealership's 16 employees with the help of his financial adviser; participants may contribute up to 12% of their annual compensation, with the dealership matching the first 3%. EuroPacific, one of several American Funds in the plan, gives employees a way to broaden their investment horizons. "It seems foolish to ignore what international markets have to offer," Jim says.

He has observed firsthand, for example, how rapidly the automobile industry is globalizing. Ford is acquiring the British Jaguar and Land Rover brands; Chrysler, once one of the "Big Three" U.S. car companies, is owned by a German firm. Indeed, that merger gave rise to a new investment opportunity:
DaimlerChrysler, as the new entity is called, is a holding in the fund.

To date, Jim is one of eight people at the dealership who are invested in EuroPacific. Because he views his holdings as part of a long-term financial strategy, temporary market dips are less a cause for anxiety than an opportunity to buy shares at lower prices. So far, he's been very happy with the results: After only six years, EuroPacific's 18.9%* average annual compound return has helped him make considerable progress toward his goals.

*Return is for the six years ended March 31, 2000.

What Makes the American Funds Different?

[globe]

As a shareholder in EuroPacific Growth Fund, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A Long-Term, Value-Oriented Approach: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

An Unparalleled Global Research Effort: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A Multiple Portfolio Counselor System: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

Experienced Investment Professionals: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A Commitment To Low Operating Expenses: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A Portfolio For Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

Growth Funds
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

Growth-and-Income Funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

Equity-Income Funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

Balanced Fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

Income Funds
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

Tax-Exempt Income Funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

Money Market Funds
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

Europacific Growth Fund
Investment Portfolio, March 31, 2000

                                                Largest                              Percent
Industry Diversification                        Individual                           of Net
Percent of Net Assets                           Holdings                             Assets
11.66%  Electronic Components                   Vodafone AirTouch                    5.68
11.51%  Diversified Telecommunication           Samsung Electronics                  2.62
        Services                                Rohm                                 2.16
7.84%   Electrical & Electronics                Ericsson                             2.10
7.70%   Wireless Telecommunication              AstraZeneca                          2.04
        Services                                Telefonos de Mexico                  1.94
7.59%   Broadcasting & Publishing               Murata Manufacturing                 1.80
45.52%  Other Industries                        Taiwan Semiconductor Manufacturing   1.70
0.42%   Bonds & Notes                           Nokia                                1.70
7.76%   Cash and Equivalents                    News Corp.                           1.50


                                                                           Shares or          Market     Percent
                                                                           Principal           Value      of Net
EQUITY SECURITIES
 (common and preferred stocks
 and convertible debentures)                                                  Amount      (Millions)      Assets
----------------------------------                                          --------        --------    --------

ELECTRONIC COMPONENTS  -  11.66%
Samsung Electronics Co., Ltd.
 (South Korea)                                                              3,364,811       1,020.101        2.62
Rohm Co., Ltd. (Japan)                                                      2,420,000         839.103        2.16
Murata Manufacturing Co., Ltd. (Japan)                                      2,884,000         698.871        1.80
Taiwan Semiconductor Manufacturing
 Co. Ltd. (Taiwan)(1)                                                      98,122,000         662.114        1.70
Hon Hai Precision Industry
 Co. Ltd. (Taiwan)(1)                                                      45,914,000         533.497        1.37
Samsung Electro-Mechanics Co.
 (South Korea)                                                              3,330,000         232.648         .60
EPCOS AG (Germany)(1)                                                       1,207,000         159.503         .41
Hoya Corp. (Japan)                                                          1,624,000         152.999         .39
Hirose Electric Co., Ltd. (Japan)                                             840,000         118.217         .31
Newbridge Networks Corp. (Canada)(1)                                        3,600,000         116.775         .30

DIVERSIFIED TELECOMMUNICATION SERVICES
 - 11.51%
Telefonos de Mexico,
 SA de CV, Class L (ADR) (Mexico)                                          10,294,000         689.698
Telefonos de Mexico, SA de CV, Class L                                     19,225,000          65.356        1.94
Telecom Italia SpA,
 nonconvertible savings shares (Italy)                                     46,514,800         317.188
Telecom Italia SpA, ordinary shares                                        14,661,800         219.377        1.38
Deutsche Telekom AG (Germany)                                               5,186,300         418.171        1.08
Koninklijke PTT Nederland NV
 (Netherlands)                                                              3,235,784         370.746         .95
Nippon Telegraph and Telephone Corp.
 (Japan)                                                                       20,076         317.831         .82
Telefonica, SA (Spain)(1)                                                  11,438,885         289.182         .74
British Telecommunications PLC
 (United Kingdom)                                                          14,292,100         266.484         .69
COLT Telecom Group PLC
 (United Kingdom)(1)                                                        5,128,371         242.209
COLT Telecom Group PLC 2.00%
 convertible debentures 2006                                           EUR16,000,000           16.221         .66
Tele Danmark AS (Denmark)                                                   1,794,400         161.629
Tele Danmark AS, Class B (ADR)                                                 43,400           2.015         .42
Korea Telecom Corp. (ADR)
 (South Korea)                                                              2,709,200         118.528
Korea Telecom Corp.                                                           107,100           9.498         .32
Videsh Sanchar Nigam Ltd.
 (GDR) (India)(2)                                                           3,104,209          82.106
Videsh Sanchar Nigam Ltd. (GDR)                                               780,150          20.635
Videsh Sanchar Nigam Ltd.                                                     450,000          19.013         .31
France Telecom, SA (France)                                                   700,000         120.658         .31
Portugal Telecom, SA (Portugal)(1)                                          6,650,000          85.332         .22
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                       1,905,500          85.033         .22
Teleglobe Inc. (Canada)                                                     2,842,500          77.354         .20
Telefonica de Argentina SA,
 Class B (ADR) (Argentina)                                                  1,939,400          76.121         .20
BCE Inc. (Canada)                                                             580,000          72.325         .19
Hellenic Telecommunications
 Organization SA (Greece)(1)                                                2,466,000          70.245         .18
Telecom Corp. of New Zealand Ltd
 . (New Zealand)                                                             6,940,000          31.359
Telecom Corp. of New Zealand Ltd. (2)                                       3,553,000          16.054
Telecom Corp. of New Zealand
 Ltd. (ADR)                                                                    25,000            .917         .12
Compania de Telecomunicaciones
 de Chile SA (ADR) (Chile)                                                  2,034,673          46.289         .12
Telefonica del Peru SA,
 Class B (ADR) (Peru)                                                       2,408,900          40.951         .11
Philippine Long Distance Telephone
 Co. (ADR) (Philippines)                                                    1,826,094          40.060         .10
Tiscali SpA (Italy)(1)                                                         43,000          30.016         .08
Mahanagar Telephone Nigam Ltd.
 (India)                                                                    3,425,000          18.482
Mahanagar Telephone Nigam Ltd.
 (GDR) (2)                                                                    570,600           7.988         .07
Telecom Argentina STET-France Telecom
 SA, Class B (ADR) (Argentina)                                                439,300          15.266         .04
Telstra Corp. Ltd. (Australia)                                              3,338,500          15.136         .04

ELECTRICAL & ELECTRONICS  -  7.84%
Telefonaktiebolaget LM Ericsson,
 Class B (Sweden)                                                           6,250,000         550.453
Telefonaktiebolaget LM Ericsson,
 Class B (ADR)                                                              2,820,000         264.551        2.10
Nokia Corp., Class A (ADR) (Finland)                                        1,600,000         347.600
Nokia Corp., Class A                                                        1,480,000         313.212        1.70
NEC Corp. (Japan)                                                          14,950,000         439.962        1.13
Siemens AG (Germany)                                                        1,725,000         248.605         .64
Matsushita Communication Industrial
 Co., Ltd. (Japan)                                                          1,079,000         198.068         .51
Toshiba Corp. (Japan)                                                      17,100,000         173.724         .45
ECI Telecom Ltd. (Israel)                                                   4,115,000         129.108         .33
Hitachi, Ltd. (Japan)                                                      10,670,000         126.328         .33
Logica PLC (United Kingdom)                                                 2,800,000          93.831         .24
Nortel Networks Corp. (Canada)                                                500,000          63.000         .16
Premier Farnell PLC (United Kingdom)                                        8,550,000          53.841         .14
Elektrim SA 3.75% convertible
 debentures 2004 (Poland)                                              EUR39,100,000           41.186         .11

WIRELESS TELECOMMUNICATION SERVICES
 - 7.7%
Vodafone AirTouch PLC (United Kingdom)                                    392,101,014       2,179.523
Vodafone AirTouch PLC (ADR)                                                   525,000          29.170        5.68
Telecom Italia Mobile SpA (Italy)                                          14,805,000         181.058
Telecom Italia Mobile SpA,
 savings shares                                                            20,705,000          97.807         .72
DDI Corp. (Japan)                                                              29,344         239.118         .62
NTT Mobile Communications Network,
 Inc. (Japan)                                                                    6285         216.102         .56
SK Telecom Co., Ltd. (ADR)
 (South Korea)                                                                684,235          26.685         .07
Telesp Celular Participacoes SA,
 preferred nominative (Brazil)                                            940,818,476          21.432
Telesp Celular Participacoes SA,
 ordinary nominative                                                      222,115,950           3.663         .05

BROADCASTING & PUBLISHING  -  7.59%
News Corp. Ltd. (ADR) (Australia)                                           3,958,200         222.649
News Corp. Ltd., preferred                                                 15,495,555         183.353
News Corp. Ltd.                                                             8,747,208         122.186
News Corp. Ltd., preferred (ADR)                                            1,181,600          56.421        1.50
CANAL + (France)                                                            2,256,060         496.893        1.28
Mediaset SpA (Italy)(2)                                                     9,174,544         178.874
Mediaset SpA                                                                6,593,000         128.542         .79
Grupo Televisa, SA, ordinary
  participation certificates (ADR)
  (Mexico)(1)                                                               3,994,400         271.619         .70
Nippon Television Network Corp.
 (Japan)                                                                      331,980         235.056         .60
Fuji Television Network Inc. (Japan)                                           10,035         173.488         .47
KirchMedia GmbH & Co. KGaA
 (Germany)(1),(2),(3)                                                       3,430,000         144.009         .37
Pearson PLC (United Kingdom)                                                2,565,000          89.228         .23
Television Broadcasts Ltd.
 (Hong Kong)                                                                9,518,000          84.649         .22
AUDIOFINA (Luxembourg)                                                        670,000          82.444         .21
Modern Times Group MTG AB,
 Class B (ADR) (Sweden)(1)                                                    211,822          57.615
Modern Times Group MTG AB,
 Class A (1)                                                                  302,260          14.275         .18
Publishing & Broadcasting Ltd.
 (Australia)                                                                8,425,111          71.522         .18
SOFTBANK CORP. (Japan)                                                         80,000          71.096         .18
United News & Media PLC
 (United Kingdom)                                                           3,400,000          44.755
United News & Media PLC 6.125%
 convertible debentures 2003                                            GBP7,400,000           14.355         .15
Thomson Corp. (Canada)                                                      1,660,000          52.093         .13
Arnoldo Mondadori Editore SpA
 (Italy)                                                                    1,950,000          49.596         .13
Independent Newspapers, PLC
 (Ireland)                                                                  4,652,737          45.668         .12
Daily Mail and General Trust PLC,
 Class A (United Kingdom)                                                   1,580,000          30.921         .08
Shaw Communications Inc.,
 Class B (Canada)                                                           1,000,000          26.869         .07

BANKING  -  7.41%
Sakura Bank, Ltd. (Japan)                                                  48,906,000         370.975
Sakura Finance (Bermuda) Trust,
 convertible preference share units
(Japan - Incorporated in Bermuda)                                       1,614,000,000          23.044        1.01
ABN AMRO Holding NV (Netherlands)                                          15,477,594         345.189         .89
Bank of Nova Scotia (Canada)                                               12,098,200         242.131         .62
Lloyds TSB Group PLC (United Kingdom)                                      22,200,000         234.407         .60
Bank of Scotland (United Kingdom)                                          19,433,419         220.074         .57
Fuji Bank, Ltd. (Japan)                                                    19,426,000         182.072         .47
Westpac Banking Corp. (Australia)                                          25,452,151         159.278         .41
DBS Group Holdings Ltd. (Singapore)                                         9,535,550         125.915         .32
Asahi Bank, Ltd. (Japan)                                                   21,433,000         119.697         .31
Australia and New Zealand Banking
 Group Ltd. (Australia)                                                    14,893,887          93.991         .24
STB Cayman Capital, Ltd. 0.50%
 convertible debentures 2007 (Japan-
Incorporated in Cayman Islands)                                       Y5,925,000,000           92.938         .24
Bangkok Bank PCL (Thailand)(1)                                             49,400,000          84.992         .22
Royal Bank of Canada (Canada)                                               1,752,700          82.111         .21
Tokai Bank, Ltd. (Japan)                                                   12,500,000          75.272         .19
Unibanco-Uniao de Bancos Brasileiros
 SA, units (GDR) (Brazil)                                                   1,800,000          57.150         .15
Hang Seng Bank Ltd. (Hong Kong)                                             6,095,500          53.232         .14
Shinhan Bank (South Korea)                                                  4,450,000          47.722         .12
Banque Nationale de Paris (France)                                            580,000          45.821
Banque Nationale de Paris,
 guaranteed value certificates,
 expire 2002 (1)                                                              117,000            .822         .12
ForeningsSparbanken AB,
 Class A (Sweden)                                                           2,860,000          38.994         .10
Toronto-Dominion Bank (Canada)                                              1,223,700          32.373         .08
Svenska Handelsbanken Group,
 Class A (Sweden)                                                           2,000,000          24.716         .06
Dai-Ichi Kangyo Bank, Ltd. (Japan)                                          2,500,000          23.213         .06
Commonwealth Bank of Australia
 (Australia)                                                                1,632,788          22.332         .06
HSBC Holdings PLC (United Kingdom)                                          1,600,000          18.699         .05
Sumitomo Bank, Ltd. (Japan)                                                 1,200,000          17.832         .05
Barclays PLC (United Kingdom)                                                 522,400          13.848         .04
Toyo Trust and Banking Co., Ltd.
 (Japan)                                                                    2,800,000          10.606         .03
MBL International Finance (Bermuda)
 Trust 3.00% convertible
debentures 2002 (Bermuda)                                                 $9,000,000           10.170         .03
Unidanmark A/S, Class A (Denmark)                                             122,500           7.866         .02
National Australia Bank Ltd.
 (Australia)                                                                   18,829            .242         .00

HEALTH & PERSONAL CARE  -  4.75%
AstraZeneca PLC (United Kingdom)                                           19,563,492         792.264        2.04
Elan Corp., PLC (ADR) (Ireland)(1)                                         10,874,800         516.553        1.31
Shionogi & Co., Ltd. (Japan)                                                7,954,000         140.756         .36
Fujisawa Pharmaceutical Co. Ltd.
 (Japan)                                                                    3,621,000         126.608         .33
Novartis AG (Switzerland)                                                      84,866         116.193         .30
Glaxo Wellcome PLC (United Kingdom)                                         2,000,000          57.261         .15
Nycomed Amersham PLC (United Kingdom)                                       4,700,000          37.492         .10
Aventis SA (France)                                                           620,000          33.960         .09
Sanofi-Synthelabo SA (France)(1)                                              665,600          25.400         .07


BUSINESS SERVICES  -  2.94%
Vivendi SA (France)                                                         1,723,238         198.846         .51
Reuters Group PLC (United Kingdom)                                          7,142,460         144.339         .37
TNT Post Groep (Netherlands)                                                5,190,107         116.647         .32
Rentokil Initial PLC (United Kingdom)                                      40,022,900         103.262         .27
Brambles Industries Ltd. (Australia)                                        4,005,000         101.827         .26
Hikari Tsushin, Inc. (Japan)                                                  107,000          81.892         .21
Securitas AB, Class B (Sweden)                                              3,108,000          75.375         .19
InterQ Inc. (Japan)(1)                                                        184,000          72.378         .19
Adecco SA (Switzerland)(1)                                                     92,000          63.700         .16
United Utilities PLC (United Kingdom)                                       4,978,414          52.011         .13
Intershop Communications AG
 (Germany)(1)                                                                  80,000          40.372         .10
Thames Water PLC (United Kingdom)                                           1,869,931          21.121         .05
e.Biscom (Italy)(1)                                                            80,700          21.006         .05
Hyder PLC (United Kingdom)                                                  4,023,381          14.375         .04
Lernout & Hauspie Speech
 Products NV (Belgium)(1)                                                     130,000          14.365         .04
Ratin A/S (Denmark)                                                           110,000           9.667         .02
Liberty Surf Group SA (France)(1)                                              83,300           4.666         .01
Lycos Europe NV (Netherlands)(1)                                              144,800           2.884         .01
World Online International NV
 (Netherlands)(1)                                                             100,000           2.236         .01

AUTOMOBILES  -  2.51%
Volvo AB, Class B (Sweden)                                                 10,894,200         294.544         .76
Suzuki Motor Corp. (Japan)                                                 18,015,000         273.829         .70
Honda Motor Co., Ltd. (Japan)                                               6,010,000         247.498         .64
DaimlerChrysler AG
 (New York registered) (Germany)                                            1,000,000          65.438         .17
Mitsubishi Motors Corp. (Japan)(1)                                         12,856,000          48.697         .13
Bayerische Motoren Werke AG (Germany)                                       1,455,600          45.928         .11
Nissan Motor Co., Ltd. (Japan)(1)                                             150,000            .612         .00

ENERGY SOURCES  -  2.51%
TOTAL FINA SA, Class B (France)                                             2,133,378         266.114
TOTAL FINA SA, Class B (ADR)                                                  828,807          61.021         .84
Broken Hill Proprietary Co. Ltd.
 (Australia)                                                               20,032,290         216.880         .56
Norsk Hydro AS (Norway)                                                     2,370,000          89.630
Norsk Hydro AS (ADR)                                                          500,000          19.031         .28
Royal Dutch Petroleum Co. (Netherlands)                                     1,000,000          58.423
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                                 280,000          16.118
Shell Transport and Trading Co., PLC
 (New York Registered Shares)
(United Kingdom)                                                              675,000          33.117         .28
Sasol Ltd. (South Africa)                                                  13,213,700          82.624         .21
Enterprise Oil PLC (United Kingdom)                                        10,800,000          77.768         .20
Suncor Energy Inc. (Canada)                                                   750,000          32.475         .08
Petro-Canada (Canada)                                                       1,400,000          23.293         .06

MERCHANDISING  -  2.34%
Dixons Group PLC (United Kingdom) (1)                                      61,909,181         286.608         .74
EM.TV & Merchandising AG (Germany) (1)                                      1,658,000         136.225
EM.TV & Merchandising AG 4.00%
 convertible debentures 2005                                           EUR31,151,000           31.247         .43
Ito-Yokado Co., Ltd. (Japan)                                                2,150,000         153.273         .39
Kingfisher PLC (United Kingdom)                                            10,379,940          84.362         .22
Safeway PLC (United Kingdom)                                               19,615,000          59.584         .15
Tesco PLC (United Kingdom)                                                 17,744,600          59.082         .15
Wal-Mart de Mexico, SA de CV,
 Class V (formerly Cifra, SA de CV)
 (Mexico)(1)                                                               16,787,918          40.674
Wal-Mart de Mexico, SA de CV,
 Class C (1)                                                                6,037,600          14.074         .14
Loblaw Companies Ltd. (Canada)                                              1,560,100          38.479         .10
Coles Myer Ltd. (Australia)                                                 1,380,100           5.443         .02

MULTI-INDUSTRY  -  2.16%
Thyssen Krupp AG (Germany)(1)                                               8,405,000         207.252         .53
Orkla AS, Class A (Norway)                                                 11,023,999         168.331         .43
Invensys PLC (United Kingdom)                                              20,600,000          91.507         .24
Lend Lease Corp. Ltd. (Australia)                                           6,839,640          88.364         .23
Lagardere Groupe SCA (France)                                                 920,000          74.752         .19
Hutchison Whampoa Ltd. (Hong Kong)                                          3,235,000          58.373         .15
Preussag AG (Germany)                                                       1,000,096          46.065         .12
Anglo American PLC (United Kingdom)                                           700,000          32.420         .08
PT Astra International (Indonesia)(1)                                      54,000,000          25.910         .07
Ayala Corp. (Philippines)                                                  74,866,500          16.596         .04
PT Multimedia (Portugal)(1)                                                   180,000          16.030         .04
TI Group PLC (United Kingdom)                                               3,197,300          15.758         .04

FOOD & HOUSEHOLD PRODUCTS  -  1.59%
Nestle SA (Switzerland)                                                       141,457         253.803         .65
Groupe Danone (France)                                                        769,400         170.196         .44
Reckitt Benckiser PLC
 (formerly Reckitt & Colman PLC)
 (United Kingdom)                                                           8,538,919          81.207         .21
Seven-Eleven Japan Co., Ltd. (Japan)                                          700,000          80.225         .21
Uni-Charm Corp. (Japan)                                                       460,000          30.157         .08

APPLIANCES & HOUSEHOLD DURABLES  -  1.51%
Sony Corp. (Japan) (1)                                                      3,633,100         513.462        1.32
Koninklijke Philips Electronics
 NV (Netherlands)                                                             440,000          73.988         .19

DATA PROCESSING & REPRODUCTION  -  1.44%
Fujitsu Ltd. (Japan)                                                       10,346,000         316.530         .81
Acer Inc. (Taiwan)(1)                                                      54,193,750         152.520
Acer Inc. SIZeS 0% convertible
 debentures 2005 (2)                                                      $6,425,000            6.666         .41
Compal Electronics Inc. (Taiwan)                                           13,613,600          56.686         .15
Getronics NV (Netherlands)                                                    350,000          26.779         .07

BEVERAGES & TOBACCO  -  1.17%
Foster's Brewing Group Ltd. (Australia)                                    61,703,800         153.137         .38
Ito En, Ltd. (Japan)                                                          812,700          97.878         .25
South African Breweries PLC
 (United Kingdom)                                                           7,947,287          60.899         .16
Heineken NV (Netherlands)                                                     630,000          33.694         .09
LVMH Moet Hennessy Louis
 Vuitton (France)                                                              70,000          29.306         .08
Panamerican Beverages, Inc.,
 Class A (Mexico - Incorporated in Panama)                                  1,269,100          22.368         .06
Coca-Cola Beverages PLC
 (United Kingdom) (1)                                                       9,567,371          17.778         .05
Lion Nathan Ltd. (New Zealand)                                              8,000,000          13.690         .04
Coca-Cola West Japan Co. Ltd. (Japan)                                         500,000          13.112         .03
Coca-Cola Amatil Ltd. (Australia)                                           5,201,157          12.939         .03
I.T.C. Ltd. (India)                                                               372            .006         .00

INSURANCE  -  1.14%
ING Groep NV (Netherlands)                                                  3,667,737         198.792         .50
PartnerRe Holdings Ltd.
 (Singapore - Incorporated in Bermuda)                                      2,031,900          74.799         .19
Union des Assurances Federales (France)                                       493,960          59.600         .15
Royal & Sun Alliance Insurance Group
 PLC (United Kingdom)                                                       7,048,439          44.295         .11
Swiss Life-Mannesmann 1.50% convertible
 debentures 2003 (Switzerland)(2)                                         $8,000,000           24.250
Swiss Life-Glaxo Wellcome 2.00%
 convertible debentures 2003(2)                                          $15,000,000           14.568         .10
Allied Zurich PLC (United Kingdom)                                          1,950,000          21.126         .05
AEGON NV (Netherlands)                                                        195,000          15.592         .04

RECREATION & OTHER CONSUMER
 PRODUCTS  -  1.12%
Nintendo Co., Ltd. (Japan)                                                  1,195,700         209.619         .54
EMI Group PLC (United Kingdom)                                             12,351,900         131.465         .34
Fuji Photo Film Co., Ltd. (Japan)                                           1,320,000          57.949         .15
Square Co., Ltd. (Japan)                                                      318,450          32.785         .09

MACHINERY & ENGINEERING  -  0.85%
GKN PLC (United Kingdom)                                                   12,400,000         154.565         .40
Mitsubishi Heavy Industries, Ltd. (Japan)                                  21,000,000          65.880         .17
Metso Oyj (Finland)                                                         3,400,000          45.907         .12
Smiths Industries PLC (United Kingdom)                                      3,200,000          39.020         .11
Kvaerner ASA, Class A (Norway)(1)                                           1,294,720          19.310         .05

IT CONSULTING & SERVICES  -  0.77%
CMG PLC (United Kingdom)                                                    1,121,109          96.371         .25
Sema Group PLC (United Kingdom)                                             4,050,000          80.876         .21
ALTRAN TECHNOLOGIES (France)                                                  300,000          73.256         .19
Dimension Data Holdings Ltd.
 (South Africa)(1)                                                          5,325,237          47.580         .12

AEROSPACE & MILITARY TECHNOLOGY  -  0.65%
Bombardier Inc., Class B (Canada)                                           8,400,000         210.940         .54
SAGEM SA (France)(1)                                                           33,000          43.293         .11

LEISURE & TOURISM  -  0.64%
Granada Group PLC (United Kingdom)                                         13,697,532         146.925         .38
Seagram Co. Ltd. (Canada)                                                   1,200,000          71.400         .18
Thomson Travel Group PLC (United Kingdom)                                  19,300,000          29.860         .08

BUILDING MATERIALS & COMPONENTS  -  0.61%
TOSTEM CORP. (Japan)                                                        6,990,000         112.698         .29
Cemex, SA de CV, ordinary participation
 certificates, Units (ADR) (Mexico)                                         4,199,314          95.009
Cemex, SA de CV, warrants (ADR),
 expire 2002(1)                                                               262,457            .919         .25
Holderbank Financiere Glaris
 Ltd. (Switzerland)                                                            23,966          28.571         .07

FOREST PRODUCTS & PAPER  -  0.59%
UPM-Kymmene Corp. (Finland)                                                 3,680,800         103.980         .27
Abitibi-Consolidated Inc. (Canada)                                          9,500,000          91.302         .22
Stora Enso Oyj (Finland)                                                    2,394,843          25.685         .07
AssiDoman AB (Sweden)                                                         600,000           9.956         .03

OTHER INDUSTRIES  -  4.50%
Pechiney, Class A (France)                                                  3,078,675         151.092         .39
Deutsche Lufthansa AG (Germany)                                             5,400,000         123.329         .32
ORIX Corp. (Japan)                                                            772,400         101.492
ORIX Corp. 0.375% convertible
 debentures 2005                                                        Y600,000,000            8.195         .28
BOC Group PLC (United Kingdom)                                              5,005,000          97.951         .25
Buhrmann NV (Netherlands)                                                   3,844,000          97.547         .25
ADVANTEST CORP. (Japan)                                                       375,200          79.406         .20
NGK Spark Plug Co., Ltd. (Japan)                                            6,412,000          72.864         .19
Sun Hung Kai Properties Ltd. (Hong Kong)                                    8,150,000          70.651         .18
Minebea Co., Ltd. (Japan)                                                   4,904,000          65.015         .17
De Beers Consolidated Mines Ltd.
 (South Africa)                                                             2,638,800          61.875         .16
Nichiei Co., Ltd. (Japan)                                                   3,000,000          56.672         .15
British Airways PLC (United Kingdom)                                       10,000,000          52.555         .13
L'Air Liquide (France)                                                        361,095          50.174         .13
Hongkong Land Holdings Ltd.
 (Hong Kong - Incorporated in Bermuda)                                     34,363,300          47.765         .12
Mitsui & Co., Ltd. (Japan)                                                  5,600,000          45.144         .11
Manila Electric Co., Class A (GDR)
 (Philippines) (2),(3)                                                      3,110,000          27.558
Manila Electric Co., Class B                                                9,540,381          16.733         .11
Cia. Energetica de Minas Gerais
 - CEMIG, preferred nominative
 (ADR) (Brazil)                                                             2,393,418          41.286
Cia. Energetica de Minas Gerais
 - CEMIG, ordinary nominative                                             163,059,152           2.050
Cia. Energetica de Minas Gerais
 - CEMIG, preferred nominative (ADR) (2)                                       26,066            .450         .11
PowerGen PLC (United Kingdom)                                               7,261,943          42.625         .11
Tokyo Electron Ltd. (Japan)                                                   275,000          41.400         .11
Stolt-Nielsen SA, Class B (ADR)
 (Incorporated in Luxembourg)                                               1,997,900          36.961         .10
National Power PLC (United Kingdom)                                         7,135,400          35.765         .09
Corus Group PLC (United Kingdom)                                           19,940,200          32.441         .08
Nikon Corp. (Japan)                                                           832,000          31.838         .08
Bergesen d.y. AS, Class B (Norway)                                          1,130,000          19.662
Bergesen d.y. AS, Class A                                                     542,800           9.830         .08
Bayer AG (Germany)                                                            600,000          26.947         .07
Cheung Kong (Holdings) Ltd. (Hong Kong)                                     1,800,000          26.931         .07
Bouygues SA (France)                                                           30,000          23.787         .06
Security Capital Global Realty
 (Luxembourg)(1),(2),(3)                                                    1,125,000          21.611         .06
Peninsular and Oriental Steam
 Navigation Co. (United Kingdom)                                            1,985,628          20.634         .05
Scottish Power PLC (United Kingdom)                                         2,350,000          19.032         .05
Ayala Land, Inc. (Philippines)                                            105,880,000          17.540         .05
Bridgestone Corp. (Japan)                                                     775,000          17.049         .04
Imperial Chemical Industries PLC
 (ADR) (United Kingdom)                                                       430,000          13.867         .04
Valeo (France)                                                                240,000          11.824         .03
Cie. Generale des Etablissements
 Michelin, Class B (France)                                                   324,303          10.416         .03
Morgan Crucible Co. PLC (United Kingdom)                                    2,550,836          10.090         .03
Shohkoh Fund & Co., Ltd. (Japan)                                               60,000           8.683         .02

MISCELLANEOUS  -  4.32%
Other equity securities in
 initial period of acquisition                                                              1,679.656        4.32
                                                                                            --------    --------
TOTAL EQUITY SECURITIES (cost: $20,485.071)                                                35,687.695       91.82
                                                                                            --------    --------

                                                                    Shares/Principal          Market     Percent
                                                                              Amount           Value      of Net
BONDS & NOTES                                                             (Millions)      (Millions)      Assets
------------------------------------                                        --------        --------    --------

BROADCASTING & PUBLISHING  -  0.05%
Grupo Televisa, SA  0%/13.25% 2008(4)                                        $20.000           19.750         .05

NON U.S. GOVERNMENT OBLIGATIONS
 - 0.37%
Brazil (Federal Republic of),
 Bearer 8.00% 2014                                                          $161.951          121.868         .32
Argentina (Republic of) 11.75% 2007                                         ARP14.00           13.202
Argentina (Republic of) 11.375% 2017                                          $7.500            7.313         .05
                                                                                            --------    --------
TOTAL BONDS & NOTES (cost: $136.338)                                                          162.133         .42
                                                                                            --------    --------

                                                                           Principal          Market     Percent
                                                                              Amount           Value      of Net
SHORT-TERM SECURITIES                                                     (Millions)      (Millions)      Assets
-------------------------------------                                       --------        --------    --------

Corporate Short-Term Notes - 5.44%
BMW US Capital Corp. 5.99%-6.01%
  due 4/20-5/26/2000                                                          107.800         107.037         .28
Deutsche Bank Financial Inc.
 5.94%-6.08% due 4/17-6/20/2000                                               106.300         105.489         .27
General Motors Acceptance Corp.
 5.84%-5.92% due 4/19-5/19/2000                                               101.500         100.868         .26
Ciesco LP 5.85%-5.87% due 4/17-4/24/2000                                      100.000          99.667         .26
E.I. du Pont de Nemours and Co.
 5.80%-6.00% due 4/6-5/23/2000                                                100.300          99.556         .26
Societe Generale North America Inc.
 6.00%-6.02% due 5/19-5/24/2000                                                96.800          95.969         .25
Procter & Gamble Co.
 5.83%-5.98% due 4/20-4/27/2000                                                94.763          94.395         .24
General Electric Capital Corp.
 5.91%-6.04% due 4/28-5/9/2000                                                 93.400          92.926         .24
International Lease Finance
 Corp. 5.85%-6.01% due 5/3-5/26/2000                                           91.000          90.362         .23
American Honda Finance Corp.
 5.87%-6.04% due 5/5-5/23/2000                                                 86.400          85.751         .22
Archer Daniels Midland Co.
 5.86%-6.03% due 5/2-5/22/2000                                                 86.000          85.425         .22
DaimlerChrysler NA Holdings
 5.86%-6.03% due 5/10-5/16/2000                                                85.300          84.707         .22
Coca-Cola Co. (The)
 5.86%-5.96% due 4/25-5/18/2000                                                83.300          82.732         .21
Toronto-Dominion Holdings USA Inc.
 5.79%-5.82% due 4/3-4/4/2000                                                  69.500          69.459         .18
Dresdner U.S. Finance Inc.
 6.01%-6.08% due 5/19-6/20/2000                                                66.000          65.372         .17
Ford Motor Credit Co.
 5.82%-5.86% due 4/7-5/4/2000                                                  65.500          65.271         .17
Equilon Enterprises LLC
 5.82%-5.86% due 4/11-5/4/2000                                                 65.000          64.786         .17
H.J Heinz Co.
 5.82%-5.97% due 4/18-4/28/2000                                                58.700          58.474         .15
Svenska Handelsbanken
 6.01% due 4/19/2000                                                           50.000          49.841         .13
KfW International Finance Inc.
 5.89%-5.90% due 5/17-5/31/2000                                                50.300          49.809         .13
Bell Atlantic Financial Services
 Inc. 5.85% due 4/27/2000                                                      50.000          49.781         .13
FCE Bank 5.87%-6.06% due 4/25-6/8/2000                                         49.800          49.457         .13
Spintab AB 5.98% due 6/9/2000                                                  48.000          47.432         .12
CBA (Delaware) Finance Inc.
 5.89%-5.90% due 5/10-5/15/2000                                                45.000          44.682         .11
Motiva Enterprises LLC
 5.82%-5.85% due 4/13-4/26/2000                                                43.200          43.060         .11
Chevron U.K. Investment PLC
 5.83%-5.93% due 4/7-5/5/2000                                                  40.000          39.862         .10
Halifax PLC 5.90% due 5/24/2000                                                40.000          39.639         .10
Eksportfinans ASA 5.82% due 4/6/2000                                           35.000          34.966         .09
Den Danske Corp. Inc. 5.83% due 4/5/2000                                       25.000          24.980         .06
Abbey National North America
 5.82% due 4/10/2000                                                           25.000          24.960         .06
Canadian Imperial Holdings Inc.
 5.83% due 4/11/2000                                                           25.000          24.955         .06
Bayerische Hypotheken-und
 Wechsel-Bank AG 5.82% due 4/12/2000                                           25.000          24.951         .06
Westpac Trust Securities NZ LTD.
 5.81% due 4/14/2000                                                           20.000          19.955         .05

Federal Agency Discount Notes - 1.42%
Freddie Mac
 5.70%-6.04% due 4/6-6/29/2000                                                327.100         324.184         .83
Fannie Mae
 5.71%-6.05% due 4/6-6/29/2000                                                115.382         114.345         .30
Federal Home Loan Banks
 5.63%-6.00% due 5/17-5/26/2000                                               113.863         112.860         .29

Certificates of Deposit - 0.21%
Canadian Imperial Bank of Commerce
 5.88%-5.91% due 4/5-4/10/2000                                                 55.000          55.000         .14
Morgan Guaranty Trust Co. of
 New York 6.07% due 4/19/2000                                                  25.000          25.000         .07

Non-U.S. Currency - 0.02%
New Taiwanese Dollar                                                      NT$202.528            6.666         .02
                                                                                            --------    --------
TOTAL SHORT-TERM SECURITIES
 (cost: $2,755.419 million)                                                                 2,754.631        7.09
                                                                                            --------    --------
TOTAL INVESTMENT SECURITIES
 (cost: $23,376.828 million)                                                               38,604.459       99.33
Excess of cash and receivables
 over payables                                                                                262.739         .67
                                                                                            --------    --------
NET ASSETS                                                                                $38,867.198      100.00
                                                                                            --------    --------

(1) Non-income producing securities.
(2) Purchased in a private placement
 transaction; resale to the public
 may require registration or sale only
 to qualified institutional buyers.
(3) Valued under procedures established
 by the Board of Trustees.
(4) Step bond; coupon rate will
 increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts


Companies Added to the Portfolio
  Since September 30, 1999
AUDIOFINA                                        LVMH Moet Hennessy Louis Vuitton
Aventis                                          Lycos Europe
BCE                                              Newbridge Networks
Bouygues                                         Nikon
British Airways                                  Peninsular and Oriental Steam Navigation
CMG                                              PowerGen
Compal Electronics                               PT Multimedia
Dai-Ichi Kangyo Bank                             SAGEM
DaimlerChrysler                                  Samsung Electro-Mechanics
DBS Group Holdings                               Sema Group
e.Biscom                                         Seven-Eleven Japan
Enterprise Oil                                   Shaw Communications
EPCOS                                            Shinhan Bank
Getronics                                        Shionogi
Heineken                                         Shohkoh Fund
InterQ                                           Smiths Industries
Intershop Communications                         Suncor Energy
KirchMedia                                       Svenska Handelsbanken
Korea Telecom                                    Taiwan Semiconductor
Lernout & Hauspie                                Thomson Travel
Liberty Surf                                     Tiscali
Lloyds TSB                                       World Online
Logica


Companies Eliminated from
  the Portfolio Since
  September 30, 1999


Amway Japan                                      Mitsubishi Estate
Asahi Breweries                                  Orange
Bajaj Auto                                       Pathe
Cadbury Schweppes                                Perusahan Perseroan (Persero)
Carrefour                                        !PT Indonesian Satellite
Cia. Paranaese de Energia - COPEL                Peugeot
Elf Aquitaine                                    Porsche
George Weston                                    Qantas Airways
H & M Hennes & Mauritz                           Raisio
Keyence                                          Shiseido
Koninklijke Ahold                                SmithKline Beecham
LIGHT-Servicos de Electricidade                  Societe Europeenne des Satellites
                                                 Sony Music Entertainment
                                                 Swedish Match
                                                 Swisscom


EuroPacific Growth Fund
Financial Statements

Statement of Assets and Liabilities                             (dollars in millions)
at March 31, 2000
ASSETS:
Investment securities at market
 (cost: $23,376.828)                                                                  $38,604.459
Receivables for--
 Sales of investments                                                   $319.724
 Sales of fund's shares                                                  129.724
 Dividends and accrued interest                                           88.045          537.493
                                                                      ----------       ----------
                                                                                       39,141.952
LIABILITIES:
Payables for--
 Purchases of investments                                                197.103
 Repurchases of fund's shares                                             42.338
 Forward currency contracts - net                                          4.385
 Management services                                                      14.201
 Accrued expenses and other                                               16.727          274.754
                                                                      ----------       ----------
NET ASSETS AT MARCH 31, 2000--                                                        $38,867.198
                                                                                       ==========
Class A shares, unlimited shares authorized:
 Net assets                                                                           $38,837.311
 Shares of beneficial interest outstanding                                            870,681,797
 Net asset value per share                                                                 $44.61

Class B shares, unlimited shares authorized:
 Net assets                                                                               $29.887
 Shares of beneficial interest outstanding                                                670,255
 Net asset value per share                                                                 $44.59


Statement of Operations
for the year ended March 31, 2000                               (dollars in millions)
INVESTMENT INCOME:
Income:
 Dividends                                                              $346.378
 Interest                                                                159.523
                                                                      ----------         $505.901

Expenses:
 Management services fee                                                 131.596
 Distribution expenses - Class A                                          71.410
 Distribution expenses - Class B                                            .008
 Transfer agent fee - Class A                                             20.323
 Transfer agent fee- Class B                                                .001
 Reports to shareholders                                                    .677
 Registration statement and prospectus                                     1.268
 Postage, stationery and supplies                                          3.081
 Directors' fees                                                            .319
 Auditing and legal fees                                                    .102
 Custodian fee                                                            10.942
 Taxes other than federal income tax                                        .452
 Other expenses                                                             .437          240.616
                                                                      ----------       ----------
 Net investment income                                                                    265.285
                                                                                       ----------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                       3,084.054
Net change in unrealized appreciation on:
 Investments                                                           9,243.158
 Open forward currency contracts                                          (4.385)
                                                                      ----------
  Net unrealized appreciation                                                           9,238.773
                                                                                       ----------
 Net realized gain and
  unrealized appreciation
  on investments                                                                       12,322.827
                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                            12,588.112
                                                                                       ==========




Statement of Changes in Net Assets                              Year ended March 31,
(dollars in millions)                                                        2000            1999
                                                                      ----------       ----------
OPERATIONS:
Net investment income                                                $   265.285      $   299.948
Net realized gain on investments                                       3,084.054          769.649
Net increase in urealized appreciation
 on investments                                                        9,238.773          523.918
                                                                      ----------       ----------
 Net increase in net assets
  resulting from operations                                           12,588.112        1,593.515
                                                                      ----------       ----------
DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income, Class A                           (221.364)        (258.117)
Distributions from net realized gains on
 investments, Class A                                                 (1,078.276)        (901.166)
                                                                      ----------       ----------
Total Dividends and Distributions                                     (1,299.640)      (1,159.283)
                                                                      ----------       ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                            10,707.128        4,252.412
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                          1,245.354        1,110.693
 Cost of shares repurchased                                           (6,456.731)      (5,030.545)
                                                                      ----------       ----------
 Net increase in net assets resulting from
  capital share transactions                                           5,495.751          332.560
                                                                      ----------       ----------

TOTAL INCREASE IN NET ASSETS                                          16,784.223          766.792

NET ASSETS:
Beginning of year                                                     22,082.975       21,316.183
                                                                      ----------       ----------
End of year (including
 undistributed net investment
 income: $61.015 and $65.361
 respectively)                                                       $38,867.198      $22,082.975
                                                                      ==========       ==========

See Notes to Financial Statements


 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the length of time the shares are held, and include a higher distribution fee than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

COMMON EXPENSES - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are prorated between the classes based on the relative net assets of each class. Distribution and transfer agent fees, and any other class-specific expenses, if any, are calculated daily at the class level based on the relative daily net assets of each class and the specific expense rate applicable to each class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 2000, such non-U.S. taxes were $55,193,000.

 Net realized gain and net unrealized gain of the fund derived in certain countries are subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain. CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,493,000 for the year ended March 31, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of March 31, 2000, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $15,174,965,000; $16,066,110,000 related to appreciated securities and $891,145,000 related to depreciated securities. During the year ended March 31, 2000, the fund realized, on a tax basis, a net capital gain of $3,085,544,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,490,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $23,429,494,000 at March 31, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $131,596,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 1999, provided for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1 billion; 0.53% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.47% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion ; and 0.445% of such assets in excess of $17 billion. The Board of Trustees approved an amended agreement effective January 1, 2000, reducing the fees to an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1 billion; 0.53% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.47% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion; 0.44% of such assets in excess of $17 billion but not exceeding $21 billion; 0.43% of such assets in excess of $21 billion but not exceeding $27 billion; 0.425% of such assets in excess of $27 billion but not exceeding $34 billion; 0.42% of such assets in excess of $34 billion but not exceeding $44 billion; and 0.415% of such assets in excess of $44 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended March 31, 2000, distribution expenses under the Plan of Distribution for Class A shares were limited to $71,410,000. Had no limitation been in effect, the fund would have paid $85,656,000 for Class A shares. During the year ended March 31, 2000, distribution expenses under the Plan of Distribution for Class B shares were $8,000. As of March 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $7,502,000 and $8,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,090,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $20,324,000.

TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $1,165,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $10,915,769,000 and $7,573,962,000 respectively, during the year ended March 31, 2000.

As of March 31, 2000, net assets consist of the following:

Capital paid in on shares of                $21,577,119,000
beneficial interest

Undistributed net investment income         61,015,000

Accumulated net realized gain               2,007,195,000

Net unrealized appreciation                 15,221,869,000

Net Assets                                  $38,867,198,000



Capital share transactions in the fund were as follows:

                                                   Year ended                              Year ended
                                                March 31, 2000                          March 31, 1999
                                                        Amount              Shares              Amount              Shares
Class A Shares:
  Sold                                            $ 10,677.481         279,693,484        $  4,252.412         149,373,115
  Reinvestment of
   dividends and distributions                       1,245.354          33,084,650           1,110.693          39,600,216
  Repurchased                                       (6,456.700)       (173,087,213)         (5,030.545)       (179,052,856)
   Net increase in Class A                           5,466.135         139,690,921             332.560           9,920,475
Class B Shares: (1)                                                                                  -                   -
  Sold                                                  29.647             670,954                   -                   -
  Reinvestment of
   dividends and distributions                                                                       -                   -
  Repurchased                                           (0.031)               (699)                  -                   -
   Net increase in Class B                              29.616             670,255                   -                   -
Total net increase in fund                        $  5,495.751         140,361,176        $    332.560           9,920,475

(1) Class B shares offered
    for sale commencing
    March 15, 2000.


The fund reclassified $1,488,000 from undistributed net investment income to undistributed net realized gains; and reclassified $46,779,000 and $137,243,000 from undistributed net investment income and undistributed net realized gains, respectively, to paid-in capital for the year ended March 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,942,000 includes $131,000 that was paid by these credits rather than in cash.

 At March 31, 2000, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency       Contract Amounts                     U.S. Valuation at 3/31/00
Sale Contracts



                        Non-U.S.              U.S.               Amount            Unrealized Depreciation

Japanese Yen            Y30,185,100,000       $300,000,000       $304,385,000      $(4,385,000)
expiring 10/18/00

PER-SHARE DATA AND RATIOS
                                                                                          Net
                                                                                      gains on
                                                             Net                    securities
                                                           asset                         (both         Total
                                                          value,          Net        realized           from
                                              Year     beginning    investment             and    investment
                                             ended       of year        income     unrealized)    operations
Class A:
                                              2000         $30.21     0.34 (3)       15.74 (3)         16.08
                                              1999          29.56           .42           1.85          2.27
                                              1998          26.70           .45           4.79          5.24
                                              1997          24.28           .46           3.28          3.74
                                              1996          20.89           .46           3.63          4.09
Class B(4):

                                              2000          43.09     0.03 (3)        1.47 (3)          1.50


                                                       Dividends
                                                       (from net
                                                       realized        Distri-                           Net
                                         Dividends          non-       butions                         asset
                                        (from net           U.S.         (from           Total        value,
                                        investment      currency       capital         Distri-        end of
                                           income)     gains)(1)        gains)         butions          year
Class A:
                                              (.29)     -                (1.39)          (1.68)        $44.61
                                              (.36)     -                (1.26)          (1.62)         30.21
                                              (.43)        (.017)        (1.93)          (2.38)         29.56
                                              (.41)         (.03)         (.88)          (1.32)         26.70
                                              (.49)     -                 (.21)          (0.70)         24.28
Class B(4):

                                             -          -               -               -               44.59


                                                                         Ratio           Ratio
                                                             Net            of              of
                                                         assets,      expenses          income
                                                          end of            to              to
                                             Total          year       average         average     Portfolio
                                            return           (in           net             net      turnover
                                               (2)     millions)        assets          assets          rate
Class A:
                                             54.31%      $38,837           .84%            0.93        28.94%
                                               8.18       22,083            .84            1.45         31.73
                                              20.97       21,316            .86            1.64         30.51
                                              15.88       16,737            .90            1.77         25.82
                                               0.20       12,335            .01            0.02        0.2177
Class B(4):

                                          3.48 (5)            30        .07(5)          .06(5)      28.94(6)


(1) Realized non-U.S.
    currency gains are
    treated as ordinary
    income for federal
    income tax purposes.
(2) Excludes maximum
    sales charge of 5.75%.
(3) Based on average
    shares outstanding.
(4) Class B shares offered
    for sale commencing
    March 15, 2000.
(5) Based on operations
    for the period shown
    and, accordingly, not
    representative of a
    full year.
(6) Represents portfolio
    turnover for the year
    ended March 31, 2000.


Report of Independent Accountants

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 28, 2000

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended March 31, 2000, the fund paid a long-term capital gains distribution of $1,078,276,000 to Class A shareholders. The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 2000 was $55,193,000. Foreign source income earned by the fund for the fiscal year ended March 31, 2000 was $387,906,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Board of Trustees

Elisabeth Allison, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

Mark E. Denning, London, England
President of the fund
Director, Capital Research and
Management Company;
Senior Vice President and Director,
Capital Research Company

Gina H. Despres, Washington, D.C.
Chairman of the Board of the fund
Senior Vice President,
Capital Research and Management Company

Robert A. Fox, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

Alan Greenway, La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

Koichi Itoh, Tokyo, Japan
Group Vice President-Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer,
IMPAC (management consulting services);
former managing partner, VENCA Management
(venture capital)

William H. Kling, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

William I. Miller, Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

Kirk P. Pendleton, Huntingdon, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)
Donald E. Petersen, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Thierry Vandeventer, Geneva, Switzerland
Vice Chairman of the Board of the fund
Director, Capital Research and
Management Company

Other Officers

Stephen E. Bepler, New York, New York
Executive Vice President of the fund
Senior Vice President, Capital Research Company

Robert W. Lovelace, Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director, Capital
Research Company; Vice President, Capital Research and Management Company

Janet A. McKinley, New York, New York
Senior Vice President of the fund
Director, Capital Research and
Management Company; Senior Vice President,
Capital Research Company

Alwyn Heong, New York, New York
Vice President of the fund
Vice President, Capital Research Company

Hiromi Ishikawa, Tokyo, Japan
Vice President of the fund
Vice President, Capital Research Company

Vincent P. Corti, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

R. Marcia Gould, Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Dayna Yamabe, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

Corporate Information
Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent accountants
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

[The American Funds Group(r)]

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BG/L/4581
Lit. No. EUPAC-011-0500